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                                                                 EXHIBIT 10.9(a)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of October 16, 2006 by and between HELIX BIOMEDIX, INC., a Delaware corporation ("Helix"), and R. STEPHEN BEATTY ("Employee").

                                    RECITALS

     WHEREAS, Helix and Employee entered into an Employment Agreement effective July 1, 2003, as amended (the "Agreement"); and

     WHEREAS, Helix and Employee wish to further amend the Agreement as provided herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

     "Subject to the terms and conditions of this Agreement, the term hereof ("Term") shall commence on July 1, 2003 and will continue in effect unless and until terminated by either the Company or Executive as set forth herein."

     2. The second sentence of Section 3(a) of the Agreement is hereby amended and restated in its entirety as follows:

     "The Board shall review Executive's compensation and performance annually, and Executive shall be eligible for an increase in his base salary or other compensation based on such review."

     3. Section 3(e) of the Agreement is hereby amended and restated in its entirety as follows:

     "Executive shall be entitled to receive four weeks paid vacation and all benefits (such as medical, dental, sick leave, disability, and retirement benefits) as are generally available from time to time to employed senior executives of the Company."

     4. The effective date of this Amendment shall be June 30, 2006.

     5. The parties hereto hereby acknowledge the continuing effect of the Agreement except as specifically modified by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

HELIX BIOMEDIX, INC.                   EXECUTIVE:


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By: Jeffrey A. Miller, Ph.D            R. Stephen Beatty
    Director